Exhibit 77(a)(1)

ING VARIABLE PORTFOLIOS, INC.

ARTICLES OF AMENDMENT

ING VARIABLE PORTFOLIOS, INC., a Maryland corporation registered as an open-end investment company under the Investment Company Act of 1940, as amended, and having its principal office in the State of Maryland in Baltimore City, Maryland (hereinafter called the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland (the “Department”) that:

FIRST: The total number of shares of stock that the Corporation has authority to issue is sixteen billion, nine hundred million (16,900,000,000) shares of Capital Stock with a par value of one-tenth of one cent ($.001) per share, having an aggregate par value of sixteen million, nine hundred thousand dollars ($16,900,000).

SECOND: The Corporation hereby amends its Articles of Amendment and Restatement (the “Charter”) as currently in effect, in accordance with Section Second (6) (vi) and Section Second (9) (vii), to dissolve three hundred million (300,000,000) shares of stock of the Corporation designated as Class S2 shares of the following Series of the Corporation: ING Hang Seng Index Portfolio, ING Russell Large Cap Growth Index Portfolio, and ING Russell Large Cap Value Index Portfolio.

THIRD: Immediately prior to the effectiveness of the amendment to the Charter set forth in Article SECOND, the total number of shares of each authorized class of Capital Stock that the Corporation had authority to issue was as follows:

Name of Series	Name of Class of Series	Number of Shares Allocated
ING BlackRock Science and Technology Opportunities Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000
ING Euro STOXX 50 Index Portfolio	Adviser Class	100,000,000
	Class I	200,000,000

Name of Series	Name of Class of Series	Number of Shares Allocated
ING FTSE 100 Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
ING Global Equity Option Portfolio	Class S	100,000,000
ING Hang Seng Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000
ING Index Plus LargeCap Portfolio	Adviser Class	100,000,000
	Class I	200,000,000
	Class S	100,000,000
	Class S2	100,000,000
ING Index Plus MidCap Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000
ING Index Plus SmallCap Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000
ING International Index Portfolio	Adviser Class	100,000,000
	Class I	200,000,000
	Class S	100,000,000
	Class S2	100,000,000

2

Name of Series	Name of Class of Series	Number of Shares Allocated
ING Japan TOPIX Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
ING NASDAQ 100 Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
ING Opportunistic LargeCap Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000
ING Russell Global Large Cap Index 75% Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000
ING Russell Large Cap Growth Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000
ING Russell Large Cap Index Portfolio	Adviser Class	100,000,000
	Class I	400,000,000
	Class S	100,000,000
	Class S2	100,000,000

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Name of Series	Name of Class of Series	Number of Shares Allocated
ING Russell Large Cap Value Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000
ING Russell Mid Cap Growth Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000
ING Russell Mid Cap Index Portfolio	Adviser Class	100,000,000
	Class I	300,000,000
	Class S	100,000,000
	Class S2	100,000,000
ING Russell Small Cap Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000
ING Small Company Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000
ING U.S. Bond Index Portfolio	Adviser Class	100,000,000
	Class I	500,000,000
	Class S	100,000,000
	Class S2	100,000,000

4

Name of Series	Name of Class of Series	Number of Shares Allocated
ING U.S. Government Money Market Portfolio	Adviser Class	1,000,000,000
	Class I	1,000,000,000
	Class S	1,000,000,000
	Class S2	1,000,000,000
ING WisdomTree Global High-Yielding Equity Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000

for a total of twelve billion, nine hundred million (12,900,000,000) shares designated and classified into separate classes of Capital Stock, with four billion (4,000,000,000) shares remaining undesignated and unclassified.

FOURTH: Immediately following the effectiveness of the dissolution of the shares of stock set forth in Article SECOND, the total number of shares of each authorized class of Capital Stock that the Corporation has authority to issue is as follows:

Name of Series	Name of Class of Series	Number of Shares Allocated
ING BlackRock Science and Technology Opportunities Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000
ING Euro STOXX 50 Index Portfolio	Adviser Class	100,000,000
	Class I	200,000,000
ING FTSE 100 Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000

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Name of Series	Name of Class of Series	Number of Shares Allocated
ING Global Equity Option Portfolio	Class S	100,000,000
ING Hang Seng Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
ING Index Plus LargeCap Portfolio	Adviser Class	100,000,000
	Class I	200,000,000
	Class S	100,000,000
	Class S2	100,000,000
ING Index Plus MidCap Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000
ING Index Plus SmallCap Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000
ING International Index Portfolio	Adviser Class	100,000,000
	Class I	200,000,000
	Class S	100,000,000
	Class S2	100,000,000

6

Name of Series	Name of Class of Series	Number of Shares Allocated
ING Japan TOPIX Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
ING NASDAQ 100 Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
ING Opportunistic LargeCap Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000
ING Russell Global Large Cap Index 75% Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000
ING Russell Large Cap Growth Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
ING Russell Large Cap Index Portfolio	Adviser Class	100,000,000
	Class I	400,000,000
	Class S	100,000,000
	Class S2	100,000,000
ING Russell Large Cap Value Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000

7

Name of Series	Name of Class of Series	Number of Shares Allocated
ING Russell Mid Cap Growth Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000
ING Russell Mid Cap Index Portfolio	Adviser Class	100,000,000
	Class I	300,000,000
	Class S	100,000,000
	Class S2	100,000,000
ING Russell Small Cap Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000
ING Small Company Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000
ING U.S. Bond Index Portfolio	Adviser Class	100,000,000
	Class I	500,000,000
	Class S	100,000,000
	Class S2	100,000,000

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Name of Series	Name of Class of Series	Number of Shares Allocated
ING U.S. Government Money Market Portfolio	Adviser Class	1,000,000,000
	Class I	1,000,000,000
	Class S	1,000,000,000
	Class S2	1,000,000,000
ING WisdomTree Global High-Yielding Equity Index Portfolio	Adviser Class	100,000,000
	Class I	100,000,000
	Class S	100,000,000
	Class S2	100,000,000

for a total of twelve billion, six hundred million (12,600,000,000) shares designated and classified into separate classes of Capital Stock, with four billion, three hundred million (4,300,000,000) shares remaining undesignated and unclassified.

FIFTH: The amendment to the Charter herein set forth was duly approved by a majority of the entire Board of Directors and is limited to changes expressly permitted by Section 2-605 of the Maryland General Corporation Law to be made without action by the stockholders of the Corporation.

SIXTH: The amendment to the Charter herein set fourth does not increase the authorized stock of the Corporation.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name on its behalf by its authorized officers who acknowledge that these Articles of Amendment are the act of the Corporation, that to the best of their knowledge, information and belief, all matters and facts set forth herein relating to the authorization and approval of these Articles of Amendment are true in all material respects and that this statement is made under the penalties of perjury.

WITNESS:	ING Variable Portfolios, Inc.

/s/ Theresa K. Kelety	/s/ Todd Modic
Name: Theresa K. Kelety, Esq.	Name:	Todd Modic
Title: Secretary	Title:	Senior Vice President

Dated: 07/20/2010

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